SECURITIES AND EXCHANGE COMMISSION

     WASHINGTON, D.C. 20549

     FORM 8-K

     CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934






                   COOPER DEVELOPMENT COMPANY
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(Exact name of registrant as specified in its charter)




                           December 20, 1994
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Date of Report (Date earliest event reported)




      Delaware                      1-11727              94-2876745
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(State or other                    (Commission         (I.R.S. Employer
jurisdiction of incorporation)     File Number)        Identification No.)




  2420 Sand Hill Road   Menlo Park, California      94025
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 (Address of principal executive offices)         (Zip Code)




                            (415) 233-2727
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     (Registrant's telephone number, including area code)





Item 8.   Change in Fiscal Year.
          ----------------------

     On December 20, 1994, the Board of Directors of Cooper Development Company (the "Company") voted to change the fiscal year from October 31, the fiscal year used in the Company's most recent filing with the Securities and Exchange Commission, to December 31. The Company will file the report covering the transition period with its Form 10-K for the fiscal year ended December 31, 1994.


     Signature
     ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COOPER DEVELOPMENT COMPANY
                              (Registrant)

Dated:    December 27, 1994           By:CAROL R. KAUFMAN
                                      -------------------

                                        Carol R. Kaufman